July 30, 1998

Dear Shareholder:

     Amid the deepening of the financial crisis in Asia, the Philippine stock market again manifested extreme volatility in the second quarter of 1998. After a stellar first quarter which saw the Philippine composite index (Phisix) gain 27.03% (in US-dollar terms), the Phisix gave it back in the second quarter by plunging 29.26%. Thus, as of June 30, 1998, the Phisix has dropped by 10.14% since the end of 1997 and by a record 60.67% since June 30, 1997.

     The First Philippine Fund performed in line with its benchmark over these periods. Its net asset value (NAV) also plunged significantly -- by 29.16% in the second quarter of 1998, by 12.50% in the first half of the year, and by 60.81% for the Fund's fiscal year ending June 30, 1998. On June 30, the Fund's NAV stood at US$6.51 per share and its price per share was US$5.75, a discount of 11.67% to NAV.

     Measured over a longer period, the Fund continues to outperform its benchmark. Since the Fund's inception, the Fund's NAV (after adjusting for dividends and the rights offering in 1995) has outperformed the Phisix by 23.11%.

THE REGIONAL CRISIS INTENSIFIES

     The Philippine stock market was again dogged by external events as the Asian crisis worsened. Developments in Japan and Indonesia, in particular, took the limelight in the past quarter. The ill health of the Japanese economy sent shivers to Asian economies. A weak Japan would only exacerbate the crisis and prolong the region's recovery. As the yen began to slide, stock markets were sold down on concerns of a possible depreciation of the Chinese renminbi and another round of Asian currency devaluation.

     In May, Indonesia underwent political and social upheaval when riots escalated and led to the resignation of President Suharto. While new leaders are in place, the political situation remains fragile. Furthermore, the government now faces the daunting task of addressing a severely contracting economy, hyperinflation and rapidly rising poverty levels. The Indonesian situation, while a most extreme scenario, points to the economic and social difficulties the Asian economies still have to face through the crisis.

     Elsewhere, nuclear bomb testing in India and Pakistan, labor unrest in South Korea, and news that the Hong Kong, Malaysian, Indonesian and Korean economies contracted in the first quarter contributed to the gloom surrounding the region.

AND THE DOMESTIC ECONOMY FEELS THE STRAIN

     We have long maintained that the Philippines' economic fundamentals are superior to those of its neighbors. Nevertheless, the country, too, will not escape a marked downturn. Local stock market activity grew anemic as the crisis manifested itself in the domestic economy. In the past quarter, the stock market had to contend with:

o  A slowing economy -- first quarter GDP slowed to 1.7% from 5.5% a year ago.

o A volatile currency -- the Philippine peso, at Php42.036 per US$ at the end of June, depreciated by 10.0% in the second quarter and by 4.6% in the first half of the year.

o Rising inflation -- inflation hit double digits at 10.3% year-on-year in May and rose further to 10.7% in June.

o A deteriorating fiscal position -- the government incurred a budget deficit of Php24 billion in the first semester of 1998 versus a Php3.9 billion surplus a year ago.

o  Generally weaker corporate results.

     However, there were some bright spots. Interest rates continued to inch downwards as 91-day treasury bills dropped to a low of 13.8% in early June and are now at just over 14%, significantly lower than the 20% levels reached in the previous quarter. The country's trade balance also continued to improve as the country's trade deficit narrowed to US$1.4 billion in the first four months of the year, the lowest level since 1991. Gross international reserve levels also rose to US$10.7 billion in May (equivalent to 2.5 months' worth of imports) from US$8.6 billion at the end of 1997 behind a spate of borrowings by the Central Bank and the National Government.

A POPULAR NEW LEADERSHIP HAS TAKEN CHARGE

     While the presidential elections in May likewise brought about market uncertainty, we were pleased with its peaceful conduct. Vice President Joseph Estrada was elected President with 40% of the vote, an overwhelming mandate. President Estrada officially took office on June 30 and has since put together a new cabinet with familiar and respected names from the business community, academia and non-governmental organizations. Mr. Edgardo Espiritu, a former Director and Chairman of the Fund, has been named the new Philippine Secretary of Finance.

     The new government's task of steering the country through the crisis will not be easy. We in the Fund agree the outlook will continue to be difficult in the medium term as domestic and regional issues approach resolution. As such, the Fund's stock selection has been focused towards the top Philippine blue chips. In time, however, we are confident the value of the Philippines and its quality corporations will re-emerge. We believe the Fund is in an excellent position to capture that value for its shareholders.

     Thank you once again for your continued faith in and support of The First Philippine Fund.

                                          Sincerely yours,
                                               [SIG]
                                          Lilia C. Clemente
                                          President and Director

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
June 30, 1998

                                                                                        Number of
                                                                                           Shares           Value
-----------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (96.6%)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK (94.3%)
Banking (9.8%)
  Bank of the Philippine Islands                                                        1,273,000     $ 2,574,103
  Bankard, Inc. (b) (c)                                                                 6,470,000         224,717
  Far East Bank and Trust Company                                                         200,088         166,597
  Metropolitan Bank & Trust Company                                                       593,955       3,461,770
  PCI Leasing & Finance, Inc. (c)                                                       2,320,000          56,295
  Philippine Commercial International Bank, Inc.                                          150,000         542,392
  Security Bank Corp. (c)                                                                 147,072          67,350
  Union Bank of Philippines (c)                                                           200,000          76,125
-----------------------------------------------------------------------------------------------------------------
                                                                                                        7,169,349
-----------------------------------------------------------------------------------------------------------------
Conglomerates (19.8%)
  Aboitiz Equity Ventures, Inc. (c)                                                     8,300,000         252,736
  Alsons Consolidated Resources, Inc. (c)                                              15,980,000         395,356
  Ayala Corporation                                                                    32,707,865       8,364,486
  Benpres Holdings Corp. (c)                                                           24,789,700       3,715,270
  First Philippine Holdings Corp. -- A (b)                                              4,256,998       1,316,514
  Guoco Holdings (Phils), Inc.                                                          4,360,000          73,642
  Metro Pacific Corp. (c)                                                              11,700,000         264,416
  Uniwide Holdings, Inc. (c) (e)                                                        8,687,000         179,791
-----------------------------------------------------------------------------------------------------------------
                                                                                                       14,562,211
-----------------------------------------------------------------------------------------------------------------
Construction/Engineering (3.0%)
  Davao Union Cement Corp.                                                             15,266,622         559,297
  DMCI Holdings, Inc. (c)                                                              32,404,000       1,017,539
  HI Cement Corp. (e)                                                                   5,430,000         335,855
  Southeast Asia Cement Holdings, Inc. (c)                                             32,640,000         271,767
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,184,458
-----------------------------------------------------------------------------------------------------------------
Electronics (1.7%)
  Ionics Circuits, Inc.                                                                   150,000          47,281
  Matsushita Electric Philippines Corp. (b)                                             6,462,528         922,427
  Music Corp. (c)                                                                       1,900,000         167,238
  Solid Group, Inc. (c) (e)                                                             4,150,000          78,980
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,215,926
-----------------------------------------------------------------------------------------------------------------
Food and Beverage (13.6%)
  Alaska Milk Corp. (c)                                                                10,708,000         473,805
  Cosmos Bottling Corp.                                                                 2,200,000         245,980
  La Tondena Distillers, Inc.                                                           1,897,800         948,087



                 See Accompanying Notes to Financial Statements



                            .                                                           Number of
COMMON STOCK (CONTINUED)                                                                   Shares           Value
-----------------------------------------------------------------------------------------------------------------
  San Miguel Corp. -- A                                                                 7,603,584  $    7,597,072
  Selecta Dairy Products, Inc. (b)                                                      2,500,000         104,672
  Universal Robina Corp.                                                                6,162,000         623,002
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,992,618
-----------------------------------------------------------------------------------------------------------------
Port Operations (2.9%)
  Asian Terminals, Inc. (b)                                                            20,474,990         681,915
  International Container Terminal Services, Inc. (c)                                  12,577,000       1,421,181
  Keppel Philippines Holdings, Inc. -- A (b) (c)                                        1,193,082          22,706
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,125,802
-----------------------------------------------------------------------------------------------------------------
Real Estate Development (22.9%)
  Ayala Land, Inc.                                                                     29,871,321       8,527,354
  Belle Corporation (c)                                                                17,900,008         451,375
  C & P Homes, Inc. (c)                                                                22,716,750       1,134,865
  Empire East Land Holdings, Inc. (c) (e)                                               9,176,280          91,684
  Filinvest Land, Inc. (c)                                                             21,237,499         889,190
  Pryce Corp. (b) (c)                                                                  35,650,000       1,085,546
  Robinson's Land Corp. -- B (b) (c)                                                   20,961,000         977,342
  SM Prime Holdings, Inc.                                                              23,050,000       3,619,041
  Universal Rightfield Property Holdings, Inc. (c)                                      6,100,000          68,203
-----------------------------------------------------------------------------------------------------------------
                                                                                                       16,844,600
-----------------------------------------------------------------------------------------------------------------
Telecommunications (12.6%)
  Digital Telecommunications Phils., Inc. (c)                                          25,600,000         791,702
  Philippine Long Distance Telephone Co. ADR (f)                                          371,020       8,394,328
  Pilipino Telephone Corp. (c) (e)                                                      1,217,500          95,579
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,281,609
-----------------------------------------------------------------------------------------------------------------
Utilities (8.0%)
  Manila Electric Co. -- A                                                              1,940,000       3,161,338
  Petron Corp. (c)                                                                     26,070,002       2,728,805
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,890,143
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $113,669,177)                                                                               69,266,716
-----------------------------------------------------------------------------------------------------------------
ENTITLEMENTS (0.0%)
Banking (0.0%)
  Far East Bank & Trust Company (c) (g) (Cost $0)                                         100,044               0
-----------------------------------------------------------------------------------------------------------------
WARRANTS (0.4%)
Real Estate (0.0%)
  Belle Corporation (c)                                                                 2,993,333           4,095
Food and Beverage (0.4%)
  Jollibee Foods (c) (e)                                                                1,000,000         303,311
-----------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $488,211)                                                                                      307,406
-----------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                                              Par
SCHEDULE OF INVESTMENTS (CONTINUED)                                            Maturity      (000)          Value
-----------------------------------------------------------------------------------------------------------------
BONDS -- (0.9%)
  Bacnotan Consolidated Industries Inc. Convertible Bond 5.50%
     (Cost $1,750,000)                                                         06/21/04  $   1,750  $     682,500
-----------------------------------------------------------------------------------------------------------------
CALL ACCOUNTS (1.0%)
  Philippine Pesos (Cost $845,869) (d)                                                                    767,209
-----------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
  (Cost $116,753,257)                                                                                  71,023,831
-----------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (3.4%)
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.4%)
  American Express Credit Corp 6.02201%
     (Cost $2,524,000)                                                         07/01/98      2,524      2,524,000
-----------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                          2,524,000
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.00%)
     (Cost $119,277,257) (a)                                                                        $  73,547,831
                                                                                                    -------------
                                                                                                    -------------


(a) Aggregate cost is the same for Federal Income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
    Excess of market value over tax cost                         $    9,000,573
    Excess of tax cost over market value                            (54,729,999)
                                                                 --------------
                                                                 $  (45,729,426)
                                                                 --------------
                                                                 --------------

(b) At fair value as determined by the Board of Directors.
(c) Non-income producing security.
(d) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f) ADR -- American Depository Receipt.
(g) Entitlements represent the right to subscribe to additional shares of the respective company's common stock.


                See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES                                June 30, 1998

-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $118,431,388)............................................................$  72,780,622
Cash (including Philippine pesos of $767,209 with a cost of $845,869)...............................      768,147
Dividends receivable................................................................................       45,991
Interest receivable.................................................................................        3,539
Receivable for investments sold.....................................................................      132,496
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS........................................................................................   73,730,795
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased...................................................................      115,356
Accrued expenses payable............................................................................      547,192
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES...................................................................................      662,548
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
 (applicable to 11,225,000 common shares outstanding)...............................................$  73,068,247
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 ($73,068,247 divided by 11,225,000)................................................................$        6.51
-----------------------------------------------------------------------------------------------------------------
Net assets consist of:
 Capital stock......................................................................................$     112,250
 Paid-in capital....................................................................................  122,983,009
 Accumulated net investment loss....................................................................   (2,359,489)
 Accumulated net realized loss on investments.......................................................   (1,924,667)
 Accumulated net unrealized depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currency..................................................  (45,742,856)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................................................................$  73,068,247
-----------------------------------------------------------------------------------------------------------------

                                                                                                          For the
                                                                                                       Year Ended
STATEMENT OF OPERATIONS                                                                             June 30, 1998
 -----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest (net of taxes withheld $24,803)...........................................................$     549,210
 Dividends (net of taxes withheld $241,055).........................................................      735,221
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.............................................................................    1,284,431
-----------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment advisory fee............................................................................    1,047,819
 Custodian fees.....................................................................................      221,520
 Trustee fee........................................................................................      167,954
 Administration fee.................................................................................      130,886
 Transfer agent fees................................................................................        8,462
 Legal fees.........................................................................................      146,388
 Directors fees.....................................................................................       68,227
 Audit fees.........................................................................................       45,446
 Printing...........................................................................................       37,096
 Insurance..........................................................................................        9,449
 Miscellaneous......................................................................................      118,478
-----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES......................................................................................    2,001,725
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS.................................................................................     (717,294)
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS, AND OTHER ASSETS
 AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Security transactions............................................................................    2,760,261
   Foreign currency transactions....................................................................   (4,007,245)
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments...................................................................................... (111,419,301)
   Foreign currency holdings and other assets and liabilities denominated in foreign currency.......      (13,431)
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments, foreign currency holdings and other assets and liabilities denominated in foreign currency.................................................... (112,679,716)
-----------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................... $(113,397,010)
-----------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                                        For the         For the
                                                                                     Year Ended      Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                               June 30, 1998   June 30, 1997
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss.......................................................  $     (717,294) $   (2,363,951)
     Net realized gain (loss) on security transactions.........................       2,760,261      (4,684,928)
     Net realized loss on foreign currency transactions........................      (4,007,245)        (66,508)
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency holdings and other assets
       and liabilities denominated in foreign currency.........................    (111,432,732)    (27,371,569)
---------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations.........................    (113,397,010)    (34,486,956)
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net realized long-term gains ($0.00 & $1.50 per share, respectively).........              --     (16,837,500)
---------------------------------------------------------------------------------------------------------------
  Total decrease in net assets.................................................    (113,397,010)    (51,324,456)
  Net assets:
     Beginning of period.......................................................     186,465,257     237,789,713
---------------------------------------------------------------------------------------------------------------
     End of period (including accumulated losses of ($2,359,489) and ($54,479),
       respectively)...........................................................  $   73,068,247  $  186,465,257
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                                            For the Year Ended June 30,
--------------------------------------------------------------------------------------------------------------------
                                                                    1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $   16.61  $   21.18  $   20.66  $   23.11  $   14.84
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     (0.06)     (0.21)     (0.20)     (0.20)     (0.22)
  Net realized and unrealized gains (losses) on investments, foreign currency holdings and other assets and
    liabilities denominated in foreign currencies                 (10.04)     (2.86)      1.74       1.27       9.25
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              (10.10)     (3.07)      1.54       1.07       9.03
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                --         --         --         --         --
  Distributions from net realized long-term gains                     --      (1.50)     (1.02)     (0.85)     (0.18)
  Distributions from net realized short-term gains                    --         --         --      (1.25)     (0.58)
--------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS                                     --      (1.50)     (1.02)     (2.10)     (0.76)
--------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE OFFERING                             --         --         --      (1.42)        --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $    6.51  $   16.61  $   21.18  $   20.66  $   23.11
--------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR                            $    5.75  $   13.75  $   16.88  $   16.88  $   18.25
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  Based on market value*                                          (58.18)%   (10.88)%     7.03%      7.06%     45.62%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                             $  73,068  $ 186,465  $ 237,790  $ 231,857  $ 207,498
Ratios to average net assets:
    Operating expenses                                              1.91%      1.75%      1.77%      1.82%      1.79%
    Interest expense                                                  --         --         --       0.06%        --
                                                               ---------  ---------  ---------  ---------  ---------
    Total expenses                                                  1.91%      1.75%      1.77%      1.88%      1.79%
    Net investment loss                                            (0.68)%    (1.10)%    (1.00)%    (1.01)%    (1.08)%
Portfolio turnover                                                 23.10%     15.32%     24.20%     20.50%     39.35%
--------------------------------------------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1998
------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $5,335,839 (7.3% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 1998, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

    During the year ended June 30, 1998, the Fund utilized capital losses of $4,217,938. In addition the Fund has a capital loss carryforward in the amount of $466,900, which is available as a reduction of future net capital gains realized before the year 2005.

    Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1997 incurred and will elect to defer net foreign currency losses of $2,359,489 and net capital losses of $1,457,677 during the year ended June 30, 1998.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

   (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

------------

   The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

   Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distribution in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    As of June 30, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 1998, the Fund increased accumulated net investment loss of $1,587,716, decreased accumulated net realized gain on investment of $4,007,245 and decreased paid in capital of $2,419,529, relating to such permanent book and tax differences. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the year ended June 30, 1998, the Investment Adviser earned $1,047,819 from the Fund, of which $97,796 was payable to the Investment Adviser at June 30, 1998.

------------

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the year ended June 30, 1998, the Philippine Advisor earned $366,737 of which $79,729 was payable to the Philippine Advisor at June 30, 1998.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the year ended June 30, 1998, the Trustee earned fees of $167,954, of which $37,458 was payable to the Trustee at June 30, 1998.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the year ended June 30, 1998, the Administrator earned fees of $130,886, of which $20,857 was payable to the Administrator at June 30, 1998.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at June 30, 1998 were $11,226 which is included in accrued expenses.

    The Fund paid or accrued approximately $146,388 for the year ended June 30, 1998, for legal services to a law firm of which the Fund's secretary is a partner.

C. CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at June 30, 1998, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D. PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $29,002,339 and $22,552,065, respectively, for the year ended June 30, 1998.

E. OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At June 30, 1998, 96.6% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

REPORT OF INDEPENDENT ACCOUNTANTS
------------

To the Board of Directors and
Shareholders of
The First Philippine Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the The First Philippine Fund Inc. (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Thirty South Seventeenth Street
Philadelphia, PA
July 31, 1998

TAX INFORMATION
------------

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (June 30, 1998) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

     Dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1998.

SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN
------------

     The following is a summary of the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders may participate in the Plan by completing an enrollment card available from American Stock Transfer & Trust Company (the "Plan Agent"), and forwarding it to the address below.

     The Fund intends to distribute to shareholders, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Plan, shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan.

     If the directors of the Fund declare a dividend from net investment income or a capital gains distribution payable either in the Fund's Common Stock or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue such new shares at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value exceeds the market price of the Fund shares at such time or if the Fund should declare a dividend or distribution payable only in cash, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund valued at the market price on the valuation date. The Fund may not issue shares below net asset value. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or in any event within 30 days after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information for personal tax records. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are certified from time to time by the shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 30 days written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 30 days prior to the applicable dividend or distribution payment date. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust
Company: (the Plan Agent) at 40 Wall Street, 46th Floor, New York, NY 10005.
Attention: Shareholder Services: The First Philippine Fund Inc.

REPORT OF THE FUND'S ANNUAL MEETING
------------

     The Fund held its annual meeting on October 30, 1997. At the meeting, the shareholders voted to elect three Class I directors for a three year term:
Adrian C. Cassidy, M.A.T. Caparas and Stephen J. Solarz. The shareholders also voted to ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending June 30, 1998. The results of the voting were as follows:

                                                                                                         ABSTENTIONS
                                                                                                          AND BROKER
                                                                      FOR        AGAINST     WITHHELD     NON-VOTES
                                                                   ----------  -----------  -----------  ------------
Adrian C. Cassidy................................................   6,871,569                  192,863
M.A.T. Caparas...................................................   6,872,670                  191,762
Stephen J. Solarz................................................   6,874,631                  189,801
Selection of Price Waterhouse LLP................................   6,788,384      62,266                    213,781


                               SUMMARY OF GENERAL
                                   INFORMATION


---------------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.



---------------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.



---------------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.



This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                                     [LOGO]

                                  Annual Report


                                  June 30, 1998

Directors and Officers
---------------

Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
---------------

152 West 57th Street, New York, NY 10019 (For latest net asset value and market data, please call 212-765-0700 or access http://www.clementecapital.com. For shareholder account inquiries, call 1-800-937-5449.)

---------------
Investment Adviser
Clemente Capital, Inc.

---------------
Administrator
PFPC Inc.

---------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company

---------------
Custodian
Brown Brothers Harriman & Co.

---------------
Legal Counsel
Fulbright & Jaworski L.L.P.

---------------
Independent Accountants
PricewaterhouseCoopers LLP